Exhibit 99.1

For further information, contact: George Huhta Technology Solutions Company 312.228.4760 george_huhta@techsol.com
Technology Solutions Company Announces
Appointment of New Chairman and Acting CEO
CHICAGO, IL — Dec. 5, 2005 — The board of directors of Technology Solutions Company (TSC) (Nasdaq: TSCC), a leading consulting firm delivering specialized technology-enabled business solutions, today announced that Carl F. Dill, Jr., who serves as lead director of the Company’s board, has been named chairman and acting CEO effective immediately. He replaces President and CEO Michael R. Gorsage who has resigned to pursue other business interests. During his tenure as acting CEO, Dill will help the company further focus its business strategy as a foundation for the board to determine a course of action regarding the future CEO.
Dill, 60, has been a director of TSC since July 2001 and has served as lead director since May 2005. Since June 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, Dill served as vice president and chief information officer of Time Warner, Inc. He served from 1982 until 1998 as senior vice president and chief information officer for McDonald’s Corporation. Prior to that Dill was with Accenture as an information technology solutions consultant. He currently serves as a director of ThoughtWorks, Inc. and as an advisory board member for Arxan Technologies, Inc.
Said Dill, “TSC has made considerable progress over the most recent quarters in reducing its losses and improving other key metrics. Building on that progress, our chief goals are to achieve sustainable profitability, drive top line growth and deliver shareholder value. To accomplish these objectives, we will continue to focus on high-growth segments related to our traditional competencies in enterprise application services and customer relationship management as well as aggressively pursuing high-opportunity niches such as customer experience management, healthcare digital imaging and RFID. There will continue to be an emphasis on generating new business opportunities in the manufacturing, healthcare and financial services industries, while expanding our relationships with our existing clients.”
John R. Purcell, chairman of the governance committee of TSC’s board, said, “Given his firsthand knowledge of Technology Solutions Company, from his service to the board and his considerable experience in the information technology industry, Carl brings an added dimension to the leadership of this company. We will benefit greatly from his experience in helping companies reach their next stage of growth. Finally, we wish to thank Mike for his leadership and his efforts in helping to revitalize and reinvigorate the company.”
The Company expects that severance costs relating to the changes announced today will impact fourth quarter results by less than $0.5 million. This charge was not reflected in the fourth quarter guidance issued by the Company with the release of its third quarter results on November 10.
Conference Call
The Company will also host a conference call to further discuss this announcement on Tuesday, Dec. 6, 2005 at 8 a.m. CST. The dial-in number for the call is 800-289-0496. The conference call will also be available live via the Internet in the Investors section of TSC’s Web site at http://www.techsol.com. It is recommended that participants using the Web access the site at least 15 minutes before the conference call begins to download and install any necessary audio software. The call can also be heard online at http://www.firstcallevents.com. For those who cannot access the live broadcast, a replay of the call will be available until midnight CST on Dec. 13, 2005 by dialing 888-203-1112. The passcode for the replay is 5412790.
About Technology Solutions Company
Technology Solutions Company (TSC) is a leading consulting firm delivering specialized technology-enabled business solutions. The Company’s specialization is applying knowledge, derived from the intersection of industry expertise with technology and process capabilities, to business issues and problems. TSC serves the manufacturing, healthcare, consumer & retail, and financial services industries with targeted solutions in enterprise applications, customer relationship management (CRM) and business technology, including digital imaging and RFID. Through this specialization, TSC can promise its clients A-Team resources—seasoned, collaborative and business-benefit driven. Since 1988 TSC teams have delivered thousands of IT strategy, planning and implementation solutions to Fortune 1000 companies throughout North America. For more information, please visit http://www.techsol.com.
CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations, as well as other statements. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “should,” “could,” would,” “potential,” “possible,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “hope,” “project,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Factors which could cause actual financial and other results to differ materially from any results that the Company might project, forecast, estimate or budget in the forward-looking statements in this press release include, but are not limited to, the Company’s ability to successfully introduce new service offerings, the Company’s ability to manage the pace of technological change including its ability to refine and add to its service offerings to adapt to technological changes, the Company’s ability to manage the current downturn in its business and in its industry and changes in the economy, the Company’s ability to manage its current decreased revenue levels, the Company’s ability to attract new business and increase revenues, the Company’s ability to attract and retain employees, the limited level of options available for grants to attract new employees and to retain existing employees, the Company’s ability to accommodate a changing business environment, general business and economic conditions in the Company’s operating regions, market conditions and competitive factors, the Company’s dependence on a limited number of clients and the potential loss of significant clients, the Company’s ability to continue to attract new clients and sell additional work to existing clients, and the Company’s ability to manage costs and headcount relative to expected revenues, all as more fully described herein and in the Company’s periodic reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements are not guarantees of performance. Forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect subsequent events or circumstances. If the Company does update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Company would make additional updates or corrections with respect thereto or with respect to other forward-looking statements. The outcomes expressed or implied in these forward-looking statements could be affected by many important factors. Actual results may vary materially.
###